Exhibit 10.1
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER

HAZOP PROVISIONAL SUM CLOSURE

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-000100 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 28-Aug-2024

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 8.2 of Attachment GG of the Agreement (“HAZOP Provisional Sum”), this Change Order closes the HAZOP Provisional Sum amount to reflect the actual final costs incurred by Contractor.

2.Article 7, Section 7.1C is hereby revised to reflect a reallocation of $[***] from "Aggregate Provisional Sum Equipment Price” to “Aggregate Provisional Sum Labor and Skills Price.”

3.The actual costs incurred by Contractor for HAZOP facilitation under this Agreement was less than the HAZOP Aggregate Provisional Sum of [***], so this Change Order decreases the Contract Price by [***].

4.Therefore, the HAZOP Provisional Sum amount shall be closed at [***].

5.Parties further agree that the entirety of the HAZOP Provisional Sum shall be as an Aggregate Labor and Skills cost, in accordance with the updated table provided below:

Provisional Sum	Provisional Sum Amount (U.S.$)	Provisional Sum Equipment Price Amount (U.S.$)	Provisional Sum Labor and Skills Price as follows (U.S.$)
HAZOP	U.S.$ [***]	U.S.$[***]	U.S.$ [***]
TOTAL	U.S.$[***]	U.S.$[***]	U.S.$ [***]
6.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

7.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………..................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00099)….………....	$503,108,943
3. The Contract Price prior to this Change Order was ………………………………………........	$5,987,108,943
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of .	$ [***]
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of ....................................................................................................................................	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………......	$ [***]

7. The Aggregate Provisional Sum Labor and Skills Price will be (decreased) by this Change Order in the amount of ..………………………………………………………………………	$ [***]
8. The new Contract Price including this Change Order will be …………………………………	$5,986,131,672

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor IS Owner

[B]~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck
Name: Ian Swanbeck

Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

HOT OIL SPOOLS AND HEAT EXCHANGER COATING SPECIFICATION

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00101 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 05-Mar-2025

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), Contractor’s scope is revised to add the requirement to coat the following Equipment in Train 5, Train 6 and Train 7 (only):

1.1.All hot oil spools in Train 5, Train 6 and Train 7 with an operating temperature between two hundred and fifty (250°F) and three hundred and fifty (350°F) degrees Fahrenheit will be coated at an offsite location in accordance with paint system “I3” stated in project specification 3PS-NX00-F0001 Specification for Protective Coatings (Paint) dated 17-May-2024.

1.2.The tube side (only) of the Train 5, Train 6 and Train 7 Regenerator Reboiler Heat Exchanger (#E-1204) will be coated in-situ in accordance with paint system “I3” stated in project specification 3PS-NX00-F0001 Specification for Protective Coatings (Paint) dated 17-May-2024.
2.For context, the Project’s basis of design (as stated in project specification 3PS-NX00-F0001 Specification for Protective Coatings (Paint) dated 17-May-2024) does not presently require such coating.

3.This Change Order does not address Train 7 E-1102 (shell side), or, scope that is not specifically stated in sections 1.1 and 1.2 of this Change Order.

4.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

5.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00100)……….……….	$502,131,672
3. The Contract Price prior to this Change Order was ……………………………………….............	$5,986,131,672
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of .........	$ [***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of .	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………...............	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$ [***]
8. The new Contract Price including this Change Order will be ……………………………………...	$5,987,240,011

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: Yes
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor IS Owner

~~[B]This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck
Name: Ian Swanbeck

Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Senior Project Manager and Senior Vice President

CHANGE ORDER

RECONCILIATION (TAX) – CHANGE ORDERS CO-00014 THROUGH CO-00061

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00102 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 02-Feb-2024

The Agreement between the Parties listed above is changed as follows:

1.The Parties agree to a budgetary reconciliation with respect to the tax rate applied to construction equipment, as follows:

1.1.The tax rate applied to construction equipment, on Change Order(s) CO-00014 through to CO-00061 is revised from 6.9% to 6.25%, which will also result in a reduction against escalation and contingency but not fee.
2.For detailed description of amount credited to Owner by Change Order, see Attachment 1.

3.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00101)……….….....	$503,240,011
3. The Contract Price prior to this Change Order was ……………………………………….........	$5,987,240,011
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of....	$ [***]
5. The Aggregate Labor and Skills Price will be (decreased) by this Change Order in the amount of ..................................................................................................................................................	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………….......	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………..........	$ [***]
8. The new Contract Price including this Change Order will be …………………………….……	$5,987,196,404

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor IS Owner

~~[B]This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck
Name: Ian Swanbeck

Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

LUBE OIL FOR REFRIGERATION COMPRESSOR

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00103 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 30-Apr-2025

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), at Owner’s request, Contractor agrees to use Mobil brand lube oil for MR Compressor first fills, instead of Shell brand lube oil, for Trains 3 through 7 (only).

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………….................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00102)……….….…......	$503,196,404
3. The Contract Price prior to this Change Order was ………………………………………...............	$5,987,196,404
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ........	$ [***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of ..	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………...	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$ [***]
8. The new Contract Price including this Change Order will be ……………………………………...	$5,987,783,402

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor IS Owner

~~[B]This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck
Name: Ian Swanbeck

Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

MISCELLANEOUS SCOPE REVISIONS

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00104 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 13-Mar-2025

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), the Parties agree:

1.1.On 12-Jun-2024, Contractor’s horizontal directional drilling (“HDD”) Subcontractor damaged the header pipe section of Owner’s leachate system. The approximate location of the damage is illustrated in Attachment 1A of this Change Order. Parties mutually agree that Owner will procure the services to repair the damage. Accordingly, as full and final settlement for Owner’s cost to repairs the leachate system damage, Contractor will reimburse to Owner the amount of [***].

1.2.Due to item 1.1 on this Change order causing the abandonment of the original HDD bore, there is a requirement for an additional ~2,030 linear feet (LF) of additional HDD from the Little Triangle Tract to La Quinta Rd, as illustrated by the green line markup in Attachment 1B (“HDD Scope”). This Change Order transfers the entirety of the HDD Scope from Contractor to the Owner. Owner agrees to complete the HDD Scope by no later than 30-May-2025.

1.3.On 24-Oct-2024, Contractor released Owner to begin work associated with the Feed Gas battery limit flange between Owner pipeline and Stage 3. Owner elected to execute this scope to in order to address the isolation and LOTO strategy per Owner’s operations requirements. Scope was to remove the 48” blind that was installed for construction and replace with the spacer to allow Feed Gas to be supplied to Stage 3 for start-up and operations. The location of this flange connection is illustrated in Attachment 1C of this Change Order. Accordingly, as full and final settlement for Owner’s cost to complete the blind removal and spacer installation on the 48” flange, Contractor will reimburse to Owner the amount of [***].

2.    Accordingly, the Contract Price is reduced by this Change Order in the amount of [***]. Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00103)….…….……..	$503,783,402
3. The Contract Price prior to this Change Order was ……………………………………...............	$5,987,783,402
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of.......	$ [***]
5. The Aggregate Labor and Skills Price will be (reduced) by this Change Order in the amount of...	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………...........	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………..	$ [***]
8. The new Contract Price including this Change Order will be ………………………………….....	$5,987,386,452

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: Yes
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor IS Owner

~~[B]This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck
Name: Ian Swanbeck

Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

FERC AND PHMSA (DOT) SUPPORT HOURS (2024 Period)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00105 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 16-May-2025

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Sections 11.1 and 11.2(D) of Schedule A-1 (“Scope of Work”) of the Agreement, this Change Order:

1.1.Increases the Contract Price to reflect the additional [***] hours expended throughout calendar year 2024 to support Owner with the application, coordination and compliance with FERC and PHMSA (DOT) Owner permits for the period 25-Dec-2023 through to 31-Dec-2024 (inclusive).

1.2.For context, this Change Order supplements earlier Change Order CO-00029 2022 FERC Support Hours Interim Adjustment and Change Order CO-00088 FERC & PHMSA (DOT) Support Hours (Through to Period 24-Dec-2023).

2.For detailed description of activities by month see Attachment 1.

3.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00104)….…….……….…	$503,386,452
3. The Contract Price prior to this Change Order was ………………………………………..................	$5,987,386,452
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ...........	$ [***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of ....	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………………….....	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..………………………………………………………………………….................	$ [***]
8. The new Contract Price including this Change Order will be ……………………………………......	$5,987,585,699

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor IS Owner

[B]~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck
Name: Ian Swanbeck

Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Senior Project Manager and Senior Vice President

CHANGE ORDER

CLOSURE OF PERFORMANCE AND ATTENDANCE BONUS (PAB) AND SATURDAY WORK SHIFT PROGRAM PROVISIONAL SUM

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00106 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 16-May-2025

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 9 (“Performance and Attendance Bonus”) and Section 10 (“Saturday Work Shift Program”) of Attachment GG of the Agreement, this Change Order closes the Performance and Attendance Bonus (PAB) and Saturday Work Shift Program Provisional Sum amount to reflect the actual final costs incurred by Contractor.

2.The actual costs incurred by Contractor for Performance and Attendance Bonus and Saturday Work Shift Program under this Agreement was less than the “Performance and Attendance Bonus” and “Saturday Work Shift Program” Aggregate Provisional Sum of [***], so this Change Order decreases the Contract Price by [***].

3.Therefore, the Performance and Attendance Bonus and Saturday Work Shift Program Provisional Sum amount shall be closed at [***].

4.The quarterly reconciliation of the “Performance and Attendance Bonus” and “Saturday Work Shift Program” Aggregate Provisional Sum is detailed in Attachment 1.

5.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

6.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00105)….…….……….	$503,585,699
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,987,585,699
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ........	$ [***]
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of.	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………….......	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (reduced) by this Change Order in the amount of ..………………………………………………………………………….................	$ [***]
8. The new Contract Price including this Change Order will be …………………….……………….	$5,985,418,424

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor IS Owner

~~[B]This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:~~  _______~~Contractor ______ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck
Name: Ian Swanbeck

Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Senior Project Manager and Senior Vice President

CHANGE ORDER

P&ID NATIVES FOR TRAINS 1 AND 2 AND OSBL PHASE 1

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00107 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 16-May-2025

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), at Owner’s request, Contractor will provide .dwg (AutoCAD Natives) for Trains 1 and 2 P&IDs and OSBL Phase 1 (only).

2.The .dwg (AutoCAD Natives) will be provided according to the schedule outlined in Attachment 1.

3.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00106)….…….…….	$501,418,424
3. The Contract Price prior to this Change Order was ………………………………………..........	$5,985,418,424
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ....	$ [***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of ..................................................................................................................................................	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………………	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………..…………………………....	$ [***]
8. The new Contract Price including this Change Order will be …………………………………..	$5,985,962,264

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor IS Owner

~~[B]This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck
Name: Ian Swanbeck

Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Senior Project Manager and Senior Vice President

CHANGE ORDER

STORMWATER SAMPLING OUTFALL 003 (SMALL TRIANGLE AREA)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00108 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 22-May-2025

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), Contractor will:
1)    Fill the “Small Triangle” area to an approximate plant elevation of one hundred and twenty-two feet (122’). The “Small Triangle” area is illustrated in Attachment 1 to this Change Order and is located immediately to the west of 310R18, between the developed plant limits to the north and existing levee to the south; and
2)    Provide a stormwater swale in the middle the “Small Triangle” area, running south to north, to convey stormwater to the north under Loop Street 2 and tie to the stormwater ditch around the refrigerant storage area and be able to allow integration into the plant drainage system for sampling this area at Outfall 003 (located north of plant).
2. Contractor will also plug and abandon the culvert under 310R18 that has already been installed.
3.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.
4.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………..........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00107)……….……	$501,962,264
3. The Contract Price prior to this Change Order was ……………………………………….........	$5,985,962,264
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ....	$ [***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of ..................................................................................................................................................	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..……………………………………………………………………...	$ [***]
8. The new Contract Price including this Change Order will be ………………………………...	$5,986,462,264

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: Yes
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor IS Owner

~~[B]This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck
Name: Ian Swanbeck

Title: VP, Project Execution

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Senior Project Manager and Senior Vice President

CHANGE ORDER

OWNER REQUEST FOR TRAIN 1 REFRIGERANT STAGING (STANDBY DRIVER)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00109 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 22-May-2025

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, the scope is revised as follows:

1.1.With respect to Train 1, Contractor has staged refrigerant with a standby truck driver at all times.

1.2.For additional clarity:

1.2.1.    This scope revision pertains to the retention of truck drivers on standby, only. There is no change to the scope with respect transportation and offloading, which is in Contractor’s existing scope.

1.2.2.    This Change Order responds to certain Owner FERC requests.

1.2.3.    Refrigerant staging for other Trains, if and when required, is not addressed in this Change Order.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………….........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00108)……….…..	$501,962,264
3. The Contract Price prior to this Change Order was ………………………………………......	$5,986,462,264
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of .	$ [***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of .................................................................................................................................	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………............................................…………	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..………………………………………………………………………	$ [***]
8. The new Contract Price including this Change Order will be ………………………………...	$5,986,680,390

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: No
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: NT Contractor IS Owner

~~[B]This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck
Name: Ian Swanbeck

Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Nirav Thakkar

Name: Nirav Thakkar for Steve Smith

Title: Senior Project Manager and Senior Vice President